UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 26, 2010

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Attached as an exhibit hereto is a press release and financial tables dated January 26, 2010 issued by Verizon Communications Inc. (Verizon).

Non-GAAP Measures

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. The non-GAAP financial information may be determined or calculated differently by other companies.

The consolidated statements of income before special items eliminate items of revenues, expenses, gains and losses primarily as a result of their non-operational or non-recurring nature. These adjustments also include the prior periods’ operating revenues and operating expenses of non-strategic local exchange and related business assets in Maine, New Hampshire, and Vermont that were spun off in the prior year-to-date period, which were determined using specific information where available and allocations where data is not maintained on a state-specific basis within Verizon’s books and records. Management believes this presentation of operating performance assists readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Verizon’s consolidated and segment results of operations for a variety of internal purposes including strategic business planning, capital allocation and compensation. Management believes that the consolidated statements of income before special items provide current and prior period results of operations on a comparable basis as well as provide trends that are more indicative of future operating results than GAAP results of operations, given the non-operational or non-recurring nature of the special items removed for purposes of reporting results of operations before special items. While some of these items have been periodically reported in Verizon’s consolidated results of operations, their occurrence in future periods is dependent upon future business and economic factors, among other factors, and may frequently be beyond the control of management. As a result of these factors, management also provides this information externally, along with a complete reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results. Descriptions of the special items are provided in the schedules accompanying the press release.

Management believes that Verizon Wireless’s cash expense per customer and Verizon Wireless’s operating income before depreciation and amortization (EBITDA) and EBITDA service margin, additional non-GAAP financial measures, are also useful to investors and other users of our financial information in evaluating operating financial performance. Verizon Wireless’s cash expense per customer, EBITDA and EBITDA service margin are non-GAAP operating performance measures that are used internally to evaluate current operating expense efficiency and operating profitability on a more variable cost basis by excluding the depreciation and amortization expenses related primarily to capital expenditures and acquisitions (particularly customer base amortization) that occurred in prior years. In addition, Verizon management uses this information to evaluate operating performance in relation to Verizon Wireless’s competitors. Verizon Wireless’s cash expense per customer is determined by subtracting equipment and other revenue from Verizon Wireless’s cost of sales and services and selling, general and administrative expenses and dividing the result, by average customers during the period. Cash expense per customer is determined by reflecting equipment and other revenue on a net cost basis in order to illustrate the impact of the net cost of selling handsets and other equipment to the customers and other similar transactions with customers. Verizon Wireless’s EBITDA is determined by adding-back depreciation and amortization to operating income; and the Verizon Wireless EBITDA service margin is calculated by dividing Verizon Wireless’s EBITDA by Verizon Wireless’s service revenues. The Verizon Wireless EBITDA service margin utilizes service revenues rather than total revenues. Service revenues exclude primarily equipment revenues (as well as other non-service revenues) in order to capture the impact of providing service to the wireless customer base on an ongoing basis. Verizon Wireless’s EBITDA service margin is presented along with Verizon Wireless’s operating income margin so as not to imply that more emphasis should be placed on it than the corresponding GAAP measure. Management believes that this presentation assists readers in preparing comparisons of this type of performance measure (operating profitability) using the GAAP measure as well as the measure management uses to evaluate segment results and perform comparisons to other wireless carriers.

Verizon’s Free Cash Flow is an additional non-GAAP financial measure that is useful to investors and other users of its financial information in evaluating the Company’s cash available to pay debt and dividends. Free Cash Flow is an indication of how much cash is generated by business operations, after capital expenditures. Management believes this presentation is consistent with its evaluation of internal measures, including strategic business planning and capital allocation. Free cash flow is calculated by subtracting capital expenditures from cash flow from operations.

The unaudited pro forma financial information gives the pro forma effect to the acquisition of Alltel Corporation as if that acquisition had occurred on January 1, 2008 and presents the combined pro forma operating results of Verizon and Alltel Corporation on a comparable basis, before special items. The unaudited pro forma results are presented for illustrative purposes only and do not reflect the realization of potential cost savings and any related integration costs. Certain cost savings may result from the merger, however, there can be no assurance that these cost savings will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of overhead expenses, including employee levels and the elimination of duplicate facilities and capital expenditures. These pro forma results do not purport to be indicative of the results that would have actually been obtained if the merger had occurred as of January 1, 2008, nor does the pro forma data intend to be a projection of the results that may be obtained in the future.

Management believes this presentation of pro forma financial information before special items assists readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Verizon’s consolidated and segment results of operations for a variety of internal measures. Management believes that the pro forma financial information provides current and prior period results of operations on a comparable basis as well as provides trends that are more indicative of future operating results than GAAP results of operations, given the acquisition during the period and the non-operational or non-recurring nature of the special items removed for purposes of reporting results of operations before special items. Management provides this information externally, along with reconciliation to their comparable GAAP amounts so readers have access to the detail and general nature of adjustments made to GAAP results. Descriptions of these special items are provided in the schedules accompanying the press release.

It is management’s intent to provide non-GAAP financial information to enhance understanding of Verizon’s GAAP financial statements and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Item 9.01.	Financial Statements and Exhibits

     (d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated January 26, 2010, issued by Verizon Communications Inc. and contained in its investor relations bulletin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: January 26, 2010	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated January 26, 2010, issued by Verizon Communications Inc.